UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

to

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2013

Bright Horizons Family Solutions Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Talcott Avenue South Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

617-673-8000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 11, 2013, Bright Horizons Family Solutions Inc. filed a Current Report on Form 8-K to report its acquisition of the entire share capital of Kidsunlimited Group Limited (“Kidsunlimited”), an operator of 64 nurseries throughout the United Kingdom. This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on April 11, 2013 to include the financial statements as required by Items 9.01 (a) and 9.01 (b) of Form 8-K.

Rule 3-05 of Regulation S-X of the Securities Exchange Act of 1934 specifies the financial statements to be included in Item 9.01, based on certain significance tests, for the acquisition of a non-U.S. acquiree. The financial statements of Kidsunlimited are prepared in accordance with accounting principles generally accepted in the United Kingdom (“U.K. GAAP”), a basis of accounting other than those generally accepted in the United States of America (“U.S. GAAP”). Kidsunlimited met the significance test for 2012 at the 20% level and not at the 30% level and is therefore only required to include a narrative description of the key differences between U.K. GAAP and U.S. GAAP in the notes to its 2012 consolidated financial statements, which are included in Item 9.01 (a) (Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of Kidsunlimited Group Limited as of April 30, 2012 and the consolidated profit and loss account and cash flows for the year ended April 30, 2012 and the related notes, including a narrative description of the key differences to U.S. GAAP, are filed as Exhibit 99.1 hereto.

The unaudited consolidated balance sheets of Kidsunlimited Group Limited as of January 31, 2013 and April 30, 2012 and the consolidated profit and loss account and cash flows for the nine months ended January 31, 2013 and 2012 and the related notes are filed as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information.

The unaudited pro forma combined condensed financial statements of Bright Horizons Family Solutions Inc. (the “Company”) as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 and of Kidsunlimited as of and for the three months ended January 31, 2013 and for the year ended January 31, 2013 are filed as Exhibit 99.3 hereto.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated balance sheet of Kidsunlimited Group Limited as of April 30, 2012 and the consolidated profit and loss account and cash flows for the year ended April 30, 2012.

99.2	Unaudited consolidated balance sheets of Kidsunlimited Group Limited as of January 31, 2013 and April 30, 2012 and the consolidated profit and loss account and cash flows for the nine months ended January 31, 2013 and 2012.

99.3	Unaudited pro forma combined condensed statements of operations of Bright Horizons Family Solutions Inc. for the three months ended March 31, 2013 and for the year ended December 31, 2012 and unaudited pro forma combined condensed balance sheet of Bright Horizons Family Solutions Inc. as of March 31, 2013.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bright Horizons Family Solutions Inc.

Date: June 21, 2013	By:	/S/ Elizabeth Boland
Elizabeth Boland
Chief Financial Officer

EXHIBIT INDEX

Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited consolidated balance sheet of Kidsunlimited Group Limited as of April 30, 2012 and the consolidated profit and loss account and cash flows for the year ended April 30, 2012.

99.2	Unaudited consolidated balance sheets of Kidsunlimited Group Limited as of January 31, 2013 and April 30, 2012 and the consolidated profit and loss account and cash flows for the nine months ended January 31, 2013 and 2012.

99.3	Unaudited pro forma combined condensed statements of operations of Bright Horizons Family Solutions Inc. for the three months ended March 31, 2013 and for the year ended December 31, 2012 and unaudited pro forma combined condensed balance sheet of Bright Horizons Family Solutions Inc. as of March 31, 2013.